UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 30, 2012

THT HEAT TRANSFER TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34812	20-5463509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

THT Industrial Park
No.5 Nanhuan Road, Tiexi District
Siping, Jilin Province 136000
People's Republic of China
(Address of principal executive offices)

86-434-3265241
(Registrant's telephone number, including area code)

_______________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[    ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[    ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02.     Results of Operations and Financial Condition.

On May 14, 2012, THT Heat Transfer Technology, Inc., a Nevada Corporation (the “Company”) issued a press release announcing the first quarter of 2012 earnings and financial forecasts of the second quarter of 2012. The Company also announced that it will conduct an earnings conference call for the financial results for the fourth quarter and fiscal year 2011. A copy of the press release is hereby furnished as Exhibit 99.1 and is incorporated herein by reference.

The conference call with the Company’s management will begin at 8:00 a.m. Eastern Standard Time on Tuesday, May 15, 2012. International callers should dial 1-412-858-4600. The U.S. toll-free dial-in number is 1-800-860-2442. The Canadian Toll Free dial-in number is 1-866-605-3852. China (North) Toll Free dial-in number is 10-800-712-2304. China (South) Toll Free dial-in number is 10-800-120-2304. Hong Kong Toll Free dial-in number is 800-962475. The Conference Pass Code is THT Heat Transfer Technology.

A replay of the conference call will be available shortly after the call until Thursday May 24, 2012 Eastern Standard Time. To access the replay, call 1-877-344-7529. International callers should call +1 412-317-0088. The Conference Pass Code is 10014069. A live webcast of the conference call and replay will be available on the investor relations page of its website at http://www.tht.cn/ir.asp.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.     Regulation FD Disclosure.

Reference is made to the disclosure set forth under Item 2.02 above, which disclosure is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

99.1	Press release dated May 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THT HEAT TRANSFER TECHNOLOGY, INC.

Date: May 14, 2012	/s/ Guohong Zhao
Guohong Zhao
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 14, 2012.